                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 30, 2007
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                        DEL GLOBAL TECHNOLOGIES CORP.
              (Exact name of registrant as specified in charter)

          New York                      0-3319                   13-1784308
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(State or other jurisdiction         (Commission                (IRS Employer
     of incorporation)               File Number)            Identification No.)

       11550 West King Street, Franklin Park, IL                    60131
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       (Address of Principal Executive Offices)                   (Zip Code)

        Registrant's telephone number, including area code (847) 288-7000
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          (Former name or former address, if changed since last report)

   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   |_| Written communications pursuant to Rule 425 under the Securities Act (17
CFR 230.425)

   |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

   |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

   |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  OTHER EVENTS

      The following information, including the exhibit described below, shall not be deemed "filed" hereunder for purposes of Section 18 of the Securities
Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the
Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

      On January 30, 2007, the registrant announced that the Registration
Statement filed for its previously announced rights offering was declared effective on January 30, 2007 by the Securities and Exchange Commission. A copy of the press release announcing that the registrant's Registration Statement for its previously announced rights offering was declared effective is included as
Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

      (d)    Exhibits

             99.1       Press release, dated January 30, 2007 announcing the
                        registrant's Registration Statement for Rights Offering
                        declared effective.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         DEL GLOBAL TECHNOLOGIES CORP.
                                                  (Registrant)

Date: January 30, 2007
                                         By: /s/ James A. Risher
                                             -----------------------------------
                                         Name:  James A. Risher
                                         Title: Chief Executive Officer